Filed under Rules 497(e) and 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA AB Small & Mid Cap Value Portfolio

(the “Portfolio”)

Supplement dated November 1, 2024, to the Portfolio’s

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

May 1, 2024, as supplemented and amended to date

At a meeting held on October 9, 2024, the Board of Trustees of SunAmerica Series Trust (the “Trust”) approved an amendment to the subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and AllianceBernstein L.P., with respect to the Portfolio, and in connection therewith, an amended advisory fee waiver agreement (the “Amended Fee Waiver Agreement”) between SunAmerica and the Trust, on behalf of the Portfolio, each effective on November 1, 2024.

Pursuant to the Amended Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee with respect to the Portfolio so that the net advisory fee rate payable by the Portfolio to SunAmerica under the Investment Advisory and Management Agreement with the Trust is equal to 0.880% of the Portfolio’s average daily net assets on the first $250 million and 0.830% of the Portfolio’s average daily net assets over $250 million. The Amended Fee Waiver Agreement will continue in effect through April 30, 2026. In addition, the Amended Fee Waiver Agreement will automatically terminate upon the termination of the Investment Advisory and Management Agreement with respect to the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.